Exhibit 99.1

Elutia Announces Sale of BioEnvelope Business to Boston Scientific Corporation for $88 Million

- Transaction affirms the strength of Elutia’s proprietary drug-eluting biologics platform and fully funds advancement of NXT-41 in breast reconstruction

- Company to provide update at the H.C. Wainwright 27th Annual Global Investment Conference on Wednesday, September 10 at 9:30 a.m. ET -

GAITHERSBURG, Md., September 9, 2025 — Elutia Inc. (Nasdaq: ELUT) (“Elutia” or the “Company”), a pioneer in drug-eluting biomatrix technologies, today announced it has entered into a definitive agreement to sell its EluPro™ and CanGaroo® bioenvelopes, designed to protect patients receiving implantable medical devices, to Boston Scientific Corporation (NYSE: BSX) for $88 million in cash. The transaction underscores the value of Elutia’s proprietary drug-eluting biologic technology platform and enables the Company to complete development and commercialization of its near-term blockbuster pipeline without the need for shareholder dilution.

“EluPro has clearly demonstrated that our proprietary drug-eluting biologics platform works at scale,” said Dr. Randy Mills, CEO of Elutia. “With the successful launch of EluPro, seven national group purchasing organization contracts secured and more than 160 value analysis committee approvals, we have shown that we can develop, manufacture and commercialize these highly regulated breakthrough products, and that they are valued by physicians.

“Now, with a transformed balance sheet, an established commercial engine and a proven team, we are ready to repeat our success with NXT-41x. This novel technology is designed to transform the $1.5 billion breast reconstruction market and help women recovering from breast cancer to thrive without compromise,” added Dr. Mills.

The deal is expected to close in the fourth quarter of 2025, subject to customary closing conditions.

Transformative Impact for Shareholders

The transaction marks a pivotal advance for Elutia, strengthening the Company’s financial position and unlocking long-term shareholder value:

•	Balance Sheet Transformation – Positions Elutia to eliminate outstanding debt, substantially resolve litigation from the Company’s previously divested Orthobiologics business, and leaves the Company with a significantly reduced burn rate.
•	Non-Dilutive Funding – Fully funds advancement and commercialization of NXT-41 and NXT-41x, creating a clear path to cash-flow positive operations without shareholder dilution.
•	Focus – Enables Elutia to dedicate its resources toward advancing its SimpliDerm franchise and first-in-class drug-eluting pipeline in the $1.5 billion U.S. breast reconstruction market. Elutia will directly leverage its considerable experience developing EluPro to address this even larger unmet clinical need and market opportunity.

BofA Securities is acting as financial advisor to Elutia in the sale of its BioEnvelope business.

Company Presentation

Members of the Company’s management team will provide a company update at the H.C. Wainwright 27th Annual Global Investment Conference. The presentation will begin on Wednesday, September 10 at 9:30 a.m. Eastern Time / 6:30 a.m. Pacific Time. A webcast of the presentation can be accessed by clicking here.

Please log in approximately 10 minutes prior to the scheduled start time. A live and archived webcast of the event will be available on the “Investors” section of the Elutia website at http://investors.elutia.com/.

About Elutia

Elutia develops and commercializes drug-eluting biomatrix products to improve compatibility between medical devices and the patients who need them. With a growing population in need of implantable technologies, Elutia’s mission is humanizing medicine so patients can thrive without compromise. For more information, visit www.Elutia.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including any statements and information concerning the market reception of EluPro, including the timing and anticipated success thereof. These forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied in the forward-looking statements, including, but not limited to the following: our ability to successfully commercialize, market and sell our EluPro product; our ability to continue as a going concern; our ability to achieve or sustain profitability; the risk of product liability claims and our ability to obtain or maintain adequate product liability insurance; our ability to defend against the various lawsuits and claims related to our recalled FiberCel and other viable bone matrix products and avoid a material adverse financial consequence from those lawsuits and claims; our ability to prevail in lawsuits and claims seeking indemnity, contribution and insurance coverage for FiberCel and other viable bone matrix product liabilities; the continued and future acceptance of our products by the medical community; our ability to enhance our products, expand our product indications and develop, acquire and commercialize additional product offerings; our dependence on our commercial partners and independent sales agents to generate a substantial portion of our net sales; our dependence on a limited number of third-party suppliers and manufacturers, which, in certain cases are exclusive suppliers for products essential to our business; our ability to successfully realize the anticipated benefits of the November 2023 sale of our Orthobiologics business; physician awareness of the distinctive characteristics, benefits, safety, clinical efficacy and cost-effectiveness of our products; our ability to compete against other companies, most of which have longer operating histories, more established products and/or greater resources than we do; pricing pressure as a result of cost-containment efforts of our customers, purchasing groups, third-party payors and governmental organizations that could adversely affect our sales and profitability; our ability to obtain regulatory approval or other marketing authorizations by the FDA and comparable foreign authorities for our products and product candidates; our ability to obtain, maintain and adequately protect our intellectual property rights; and other important factors which can be found in the “Risk Factors” section of Elutia’s public filings with the Securities and Exchange Commission (“SEC”), including Elutia’s Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in Elutia’s other filings with the SEC, including Elutia’s Quarterly Reports on Form 10-Q, accessible on the SEC’s website at www.sec.gov and the Investor Relations page of Elutia’s website at https://investors.elutia.com. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. Any forward-looking statement made by Elutia in this press release is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, Elutia expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Investors:
Matt Steinberg
FINN Partners
matt.steinberg@finnpartners.com

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